Exhibit 10.21

NANT HEALTH, LLC

9920 Jefferson Boulevard

Culver City, CA 90232

May 22, 2016

NantWorks, LLC

9920 Jefferson Boulevard

Culver City, CA 90232

Re:	Put Agreement and Pledge Agreement, each dated as of June 20, 2014

Ladies and Gentlemen:

This letter agreement (this “Agreement”) confirms the agreement between Nant Health, LLC, a Delaware limited liability company (the “Company”), and NantWorks, LLC, a Delaware limited liability company (“NantWorks”), with respect to (a) that certain Put Agreement, dated June 20, 2014, as amended (the “Put Agreement”), by and between the Company, KHealth Holdings, Inc. (“KHealth”) and the Kuwait Investment Office (as sole stockholder of KHealth, the “Put Holder”) and (b) that certain Pledge Agreement, dated June 20, 2014 (the “Pledge Agreement”), by and between NantWorks and the Put Holder. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Put Agreement.

In accordance with Section 4.08 of the Pledge Agreement, NantWorks is required to maintain, at all times, in a separate bank account (the “Account Funds”) a cash balance equal to the Purchase Price. In the event that the Put Holder elects to exercise its Put Right (as defined in the Put Agreement) in accordance with the terms of the Put Agreement such that the Company must repurchase the equity owned by the Put Holder, NantWorks hereby agrees to use the Account Funds to purchase all of the outstanding shares of KHealth from the Put Holder for the Purchase Price (as defined in the Put Agreement) (the “NantWorks Purchase”). Immediately following the NantWorks Purchase, the Put Holder will have no rights as a stockholder with respect to the shares underlying the Put Right.

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Please confirm that the above correctly reflects our understanding and agreement with respect to the foregoing matters by signing a copy of this letter and returning such copy to the Company.

Sincerely,

NANT HEALTH, LLC
a Delaware limited liability corporation

By:	/s/ Paul Holt
Name:	Paul Holt
Title:	CFO

ACKNOWLEDGED AND AGREED:

NANTWORKS, LLC
a Delaware limited liability company

By:	/s/ Charles Kim
Name:	Charles Kim
Title:	EVP, General Counsel